  FPA Perennial Fund, Inc.

                         PROSPECTUS

                                              FPA Perennial
                                          Fund, Inc. is a mutual
                                          fund designed for
                                          individual, partnership
                                          and corporate retirement
                                          plans. The Fund's primary
                                          investment objective is
                                          long-term growth of
                                          capital. Current income is
                                          a secondary consideration.
                                          The Fund usually invests
                                          principally in common
                                          stocks considered by the
                                          Fund's investment adviser,
                                          First Pacific
                                          Advisors, Inc., on the
                                          basis of fundamental
                                          analysis, to provide
                                          attractive value relative
                                          to their market prices.
                                              THE SECURITIES AND
                                          EXCHANGE COMMISSION HAS
                                          NOT APPROVED OR
                                          DISAPPROVED THESE
                                          SECURITIES OR PASSED UPON
                                          THE ACCURACY OR ADEQUACY
                                          OF THIS PROSPECTUS. ANY
                                          REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL
                                          OFFENSE.


                              MAY 1, 2001


[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                            FPA PERENNIAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

                               TABLE OF CONTENTS

                                                                PAGE
Risk/Return Summary.........................................     3

Investment Results..........................................     4

Fees and Expenses of the Fund...............................     5

Investment Objective, Principal Investment Strategies, and
  Principal Risks...........................................     6

Management and Organization.................................     7

Purchase, Pricing and Sale of Shares........................     7

Exchange of Shares and Shareholder Services.................     11

Dividends, Distributions and Taxes..........................     14

Financial Highlights........................................     15

                              RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

    WHO MAY WANT TO INVEST IN THE FUND?

    - Investors seeking long-term growth of capital

    - Investors willing to own shares over the course of a market cycle or longer

    - Retirement plans and other tax-exempt entities


    PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Adviser looks for the following attributes in companies selected for investment:


    - Industry segment leaders

    - Consistently high returns on capital

    - Substantial portion of earnings reinvested in business

    - Capable management team

    - Undervalued in relation to the stock market

    - Temporarily out-of-favor or not closely followed by other investors

    PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities. No more than 25% of the Fund's total assets will be invested in the securities of foreign issuers.

    PRINCIPAL INVESTMENT RISKS. Even though the Adviser attempts to not overpay for earnings of even the best companies, you can lose money by investing in the Fund for a large number of reasons, including but not limited to:

    - The U.S. or foreign market goes down.

    - The market favors growth stocks over value stocks or favors companies at a different capitalization level.

    - The Fund's value-oriented investment approach could result in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indicies.

    - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.

    - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

                               INVESTMENT RESULTS

    The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

        Here are the Fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   21.69
1992   13.07
1993    4.64
1994  (0.03)
1995   17.27
1996   20.39
1997   24.30
1998    4.80
1999   25.31
2000   10.16



   The Fund's highest/lowest QUARTERLY results during this time period were:

HIGHEST                 29.16%     (Quarter ended 6/30/99)
LOWEST                 (20.28)%    (Quarter ended 9/30/98)


    The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for 1, 5 and 10 calendar years compared with those of the Russell 2500 Index and the Lipper Small-Cap Value Fund Average.



                    For the periods ended December 31, 2000:



                                                          FUND WITH
                                                        MAXIMUM SALES
                                                          CHARGE OF                LIPPER SMALL-
                                                            5.25%       RUSSELL    CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURN                               DEDUCTED       2500*        AVERAGE*
---------------------------                             -------------   --------   --------------
One Year..............................................      4.38 %         4.27%        17.77%
Five Years............................................     15.45 %        13.98%        13.15%
Ten Years.............................................     13.22 %        17.41%        15.91%


------------------------


* The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Small-Cap Value Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives.

                         FEES AND EXPENSES OF THE FUND

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................  5.25%
  Maximum Deferred Sales Load (as a percentage of original
    sales price or redemption proceeds, as applicable)......  1.00%*
  Redemption Fee (as a percentage of amount redeemed).......   None**
  Exchange Fee..............................................  $5.00

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
  Management Fees...........................................  0.75%
  Distribution (12b-1) Fees.................................   None
  Other Expenses (including financial services).............  0.49%
                                                              -----
  Total Fund Operating Expenses.............................  1.24%


------------------------

 * The deferred sales load applies only to redemptions within one year of purchase for investments of $1,000,000 or more made without a sales load at the time of purchase. In addition, an account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

** Redemptions by wire are subject to a $3.50 charge per wire.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One Year....................................................    $    645
Three Years.................................................    $    898
Five Years..................................................    $  1,170
Ten Years...................................................    $  1,946

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

    INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration. The Fund seeks to make your investment grow over the long-term by investing in a diversified selection of companies both in the U.S. and internationally that the Adviser judges to be undervalued, to have good growth prospects and to have quality management.

    PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks with a consistently high return on invested capital and a substantial portion of earnings reinvested in the business in order to achieve compounded growth. The Adviser also searches for companies that appear undervalued in light of price/earnings ratios, book value, replacement cost of assets and other relevant factors. While the Fund, under normal conditions, will invest principally in equity securities, it also expects to invest in debt securities as well as preferred stocks and convertible securities on a regular basis.

    The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. The Adviser believes that better values and less price risk can often be found among companies with successful records that are currently out-of-favor as evidenced by factors such as relatively low price-earnings ratios.

    For temporary defensive purposes, the Fund may take larger than usual positions in cash or high-quality short term debt securities (U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). These positions could detract from the achievement of the Fund's objective.

    The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.

    PRINCIPAL RISKS. Your investment in the Fund is subject to a number of principal risks related to principal strategies, including:

    - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies;

    - Fund shares could decline in value in response to certain events, such as changes in markets or economies;

    - The prices of equity securities held by the Fund can be affected by events specifically involving the issuers of these securities;

    - The price of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the price of debt securities fall), effective maturities and credit ratings; and


    - Investing outside the U.S. can also involve additional risks, such as currency fluctuations, foreign government actions or political, social and economic instability.

                          MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


    First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since the Fund's inception in 1983. The Adviser manages assets of approximately $2.8 billion for six investment companies, including one closed-end investment company, and 18 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.75%.


PORTFOLIO MANAGERS


    Eric S. Ende, President and Director of the Fund and Senior Vice President of the Adviser, and Steven R. Geist, Executive Vice President of the Fund and Vice President of the Adviser, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ende had been the sole Portfolio Manager of the Fund since 1995, and Mr. Geist was named as an additional Portfolio Manager of the Fund on August 3, 1999.


                      PURCHASE, PRICING AND SALE OF SHARES

    PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You must use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by FPA Fund
Distributors, Inc. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.

    SHARE PRICE. The Fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open. The NYSE is closed most national holidays and Good Friday. Share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. Share prices for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data
Services, Inc. within the times specified above.

    SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                               SALES       SALES       REALLOWED
SIZE OF INVESTMENT                                           CHARGE(1)   CHARGE(2)   TO DEALERS(2)
------------------                                           ---------   ---------   -------------
Less than $50,000..........................................    5.54%       5.25%         5.00%
$50,000 but less than $100,000.............................    4.71%       4.50%         4.25%
$100,000 but less than $250,000............................    3.90%       3.75%         3.50%
$250,000 but less than $500,000............................    2.56%       2.50%         2.25%
$500,000 but less than $1,000,000..........................    1.52%       1.50%         1.50%
$1,000,000 and over........................................    0.00%(3)    0.00%(3)      0.00%(4)

------------------------

(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase, a redemption reduces the account value to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4) FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

REDUCING YOUR SALES CHARGE

    INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at offering price, of all presently held shares of the FPA Funds, which are:


    - FPA Capital Fund, Inc.


    - FPA New Income, Inc.

    - FPA Paramount Fund, Inc.

    - FPA Perennial Fund, Inc. (this Fund)

    If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

    LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a letter of intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

    PURCHASES NOT SUBJECT TO SALES CHARGE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative.


    (a) current and former directors, officers and employees of the Adviser, Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of Old Mutual (US) Holdings Inc.) and its affiliates;


    (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

    (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

    (d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

    (e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

    (f) any employee benefit plan maintained for the benefit of such qualified investors; and

    (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds.

    Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge:

    (a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

    (b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

    (c) tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code; and

    (d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.

    If you qualify, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

SELLING (REDEEMING) YOUR SHARES

    You can sell (redeem) for cash without charge any or all of your Fund shares at any time by sending a written request to Boston Financial Data
Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

    A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

    WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

    - Over $10,000;

    - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

    - If the shareholder is a corporation, partnership, trust or fiduciary.

    A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

    TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.


    When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

    Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

    The Fund can change or discontinue telephone redemption privileges without notice.


    REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.


    AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES

    EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of the other FPA Funds, namely FPA Capital
Fund, Inc., FPA New Income, Inc. and FPA Paramount Fund, Inc.

    You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state. A $5.00 service fee applies to each exchange.


    EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge.


    If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.


    The $5.00 exchange fee is paid by FPA Fund Distributors, Inc., which receives a fee from Kemper Financial Services, the administrator of the money market fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the money market fund acquired through this exchange program.


    The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

    HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

    - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

    - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

    - An exchange requires the purchase of shares with a value of at least $1,000; and

    - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

    Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

    For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

    DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

    FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

    INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.


    PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.


    RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100.

Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.


    You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan provisions.


    SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. PLEASE NOTE THAT CONCURRENT WITHDRAWALS AND PURCHASES ARE ORDINARILY NOT IN YOUR BEST INTEREST BECAUSE OF ADDITIONAL SALES CHARGES, AND YOU WILL RECOGNIZE ANY TAXABLE GAINS OR LOSSES ON THE AUTOMATIC WITHDRAWALS.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

    Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates, while capital gains distributions may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

    Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

    You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

    Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2000       1999       1998       1997       1996
                                                    --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year..............   $20.45     $20.15     $24.00     $22.58     $22.36
                                                     ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income (loss)....................       --     $(0.03)    $ 0.07     $ 0.05     $ 0.10
  Net realized and unrealized gain on investment
    securities....................................     1.95       4.89       0.82       4.61       3.75
                                                     ------     ------     ------     ------     ------
Total from investment operations..................   $ 1.95     $ 4.86     $ 0.89     $ 4.66     $ 3.85
                                                     ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income............       --         --     $(0.11)    $(0.05)    $(0.22)
  Distributions from net realized capital gains...    (1.81)     (4.56)     (4.63)     (3.19)     (3.41)
                                                     ------     ------     ------     ------     ------
Total distributions...............................   $(1.81)    $(4.56)    $(4.74)    $(3.24)    $(3.63)
                                                     ------     ------     ------     ------     ------
Net asset value at end of year....................   $20.59     $20.45     $20.15     $24.00     $22.58
                                                     ======     ======     ======     ======     ======

Total investment return*..........................    10.16%     25.31%      4.80%     24.30%     20.39%

Ratios/supplemental data:
Net assets at end of year (in $000's).............   40,170     43,116     49,813     50,201     45,798
Ratio of expenses to average net assets...........     1.24%      1.30%      1.16%      1.16%      1.19%
Ratio of net investment income (loss) to average
 net assets.......................................     0.02%     (0.15)%     0.32%      0.21%      0.48%
Portfolio turnover rate...........................       16%        16%        34%        19%        30%


------------------------

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

FOR SHAREHOLDER SERVICES CONTACT  FOR RETIREMENT PLAN SERVICES   FOR DEALER SERVICES CONTACT
BOSTON FINANCIAL DATA             CALL YOUR EMPLOYER OR PLAN     FPA FUND DISTRIBUTORS, INC.
SERVICES, INC.                    ADMINISTRATOR                  11400 West Olympic Boulevard
P.O. Box 8115                                                    Suite 1200
Boston, MA 02266-8115             FOR 24-HOUR INFORMATION GO TO  Los Angeles, CA 90064
(617) 483-5000 or                 FUNDMASTER MARKETING GROUP     (310) 473-0225 or
(800) 638-3060 except Alaska      INTERNET WEB SITE              (800) 982-4372 except
Hawaii, Massachusetts and         http://www.fundmaster.com      Alaska, Hawaii and
Puerto Rico                                                      Puerto Rico

         Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER                                               CUSTODIAN AND TRANSFER AGENT
FIRST PACIFIC ADVISORS, INC.                                     STATE STREET BANK AND
11400 West Olympic Boulevard                                     TRUST COMPANY
Suite 1200                                                       225 Franklin Street
Los Angeles, CA 90064                                            Boston, MA 02110

         Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

     MULTIPLE TRANSLATIONS

         This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

     OTHER FUND INFORMATION

     ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

         Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI)

         The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.


         A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.



         FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).


     Investment Company Act No. 811-3896

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001
                            FPA PERENNIAL FUND, INC.

This Statement of Additional Information supplements the current Prospectus of FPA Perennial Fund, Inc. ("Fund") dated May 1, 2001. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico.


                                TABLE OF CONTENTS
                                                                            Page
Investment Objective, Strategies and Policies................................ 1
Description of Certain Securities and Investment Techniques.................. 1
      Equity Securities...................................................... 1
      Fixed-Income Securities................................................ 1
      Lower Rated Debt Securities............................................ 2
      Risk Factors Relating to Lower Rated Securities........................ 3
      Securities of Foreign Issuers.......................................... 3
      Foreign Currency Transactions.......................................... 4
      Covered Call Options................................................... 5
      Short Sales Against the Box............................................ 5
      Repurchase Agreements.................................................. 5
      Leverage............................................................... 5
Investment Restrictions...................................................... 6
      Additional Restrictions................................................ 7
Fund Organization............................................................ 8
Directors and Officers of the Fund........................................... 8
Five Percent Shareholders................................................... 12
Management.................................................................. 12
      Investment Adviser.................................................... 12
      Investment Advisory and Service Agreement............................. 12
      Principal Underwriter................................................. 14
Portfolio Transactions and Brokerage........................................ 14
Portfolio Turnover.......................................................... 15
Capital Stock............................................................... 15
      Common Stock.......................................................... 15
      Voting Rights......................................................... 15
Purchase and Redemption of Shares........................................... 15
      Net Asset Value....................................................... 15
      Sales Charges......................................................... 16
      Authorized Financial Intermediaries................................... 16
      Sales at Net Asset Value.............................................. 16
      Letter of Intent...................................................... 16
      FPA Exchange Privilege................................................ 17

      Redemption of Shares.................................................. 18
      Telephone Redemption.................................................. 18
Tax Sheltered Retirement Plans.............................................. 18
Dividends, Distributions and Taxes.......................................... 19
Distributor................................................................. 20
Prior Performance Information............................................... 21
Financial Statements........................................................ 23

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Perennial Fund, Inc.'s (the "Fund") total assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

o The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks using a value discipline and evaluating each company on its own merits. The Adviser's measures of value include price/earnings ratios, book value, and replacement cost of assets. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in debt securities, preferred stocks and convertible securities. No more than 25% of the Fund's total assets will be invested in the securities of foreign issuers.

o Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

o Up to 15% of the Fund's total assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.

NON-U.S. SECURITIES

o The Fund can invest up to 25% of its total assets in securities of foreign issuers provided no more than 10% be invested in such securities not represented by ADRs listed on the New York Stock Exchange ("NYSE") or American Stock Exchange.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

FIXED-INCOME SECURITIES -- The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

LOWER RATED DEBT SECURITIES -- The Fund can invest up to 15% of its total assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."


To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower rated securities involves greater investment risk, achievement of the Fund's investment objective depends more on the Adviser's credit analysis than it does with respect to the Fund's investments in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.


Prices of lower rated securities can decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


The lower rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities could be rated C, C1 or D by S&P or C by Moody's or could be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. These factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.


A debt instrument purchased at a deep discount, but before default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.


As of December 31, 2000, 1.1% of the Fund's total assets were invested in convertible securities and 5.0% of the Fund's total assets were invested in high-grade, short-term securities.

Risk Factors Relating to Lower Rated Securities


1. Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.


2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.


5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.


SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 25% of its total assets in securities of foreign issuers, provided no more than 10% be invested in such securities not represented by ADRs listed on the NYSE or American Stock Exchange. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

Securities of foreign issuers can be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities can also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there might be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of American Depositary Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS -- The value of any of the Fund's portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

COVERED CALL OPTIONS -- In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund will not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.


SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.


The Fund did not effect any short sales in the last fiscal year and has no present intention to do so in the coming year.

REPURCHASE AGREEMENTS -- The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE -- The Fund can borrow from banks to raise additional funds for investment. These borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See "Investment Restrictions."

Under the Investment Company Act the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed since its inception and has no present intention to do so during the coming year.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The Investment Company Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government, or purchase more than 10% of any class of securities of any one issuer.

2. Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.

3. Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4. Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.


5. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in "Covered Call Options" and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

6. Make loans, except that the Fund may invest in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See "Repurchase Agreements." The purchase of publicly distributed debt securities will not constitute the making of loans.

7. Participate on a joint or a joint and several basis in any trading account in securities.

8. Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

9. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

10.   Purchase or sell commodities or commodity contracts.

11. Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

12. Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the Investment Company Act (see "Leverage" above).

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1. Invest more than 5% of its total assets in warrants valued at the lower of cost or market, nor more than 2% of its total assets in warrants (valued on such basis) which are not listed on The New York Stock Exchange ("NYSE") or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2. Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3. Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or except as part of a merger, consolidation or other acquisition.

4. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6. Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.

                                FUND ORGANIZATION

The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1983. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of five directors is responsible for overseeing the Fund's affairs.

                       DIRECTORS AND OFFICERS OF THE FUND


All directors and officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Fund Complex").


The directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

                           FUND DIRECTORS AND OFFICERS
                                    DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                               Aggregate
                                                                                                              Compensation
                                                                                                              (1) from the
                                                                                                              Fund during
                                  Position held with                                                        the Fiscal Year
           Name/Age                      Fund              Principal Occupation(s) during Past 5 Years       ended 12/31/00

-----------------------------------------------------------------------------------------------------------------------------
Willard H. Altman, Jr., 65       Director               Former Partner of Ernst & Young LLP, independent         $5,000
                                                        auditors for the Fund.  Director of Source
                                                        Capital, Inc. (since May 1998), of FPA  Capital
                                                        Fund, Inc. (since July 1998) and of FPA New
                                                        Income, Inc. (since July 1998).  Director of
                                                        Current Income Shares, Inc., a closed-end
                                                        investment company.  Vice President of
                                                        Evangelical Council for Financial Accountability,
                                                        an accreditation organization for Christian
                                                        non-profit entities.
-----------------------------------------------------------------------------------------------------------------------------

Eric S. Ende, 56*                Director, President    Senior Vice President of First Pacific Advisors,          $ -0-
                                 & Portfolio Manager    Inc. for more than the past five years; Director,
                                                        President  and Portfolio Manager of FPA Paramount
                                                        Fund, Inc. since March 2000; Director (since
                                                        March 2000), President (since March 2000) and
                                                        Chief Investment Officer since May 1997 of Source
                                                        Capital, Inc.; and Vice President of FPA Capital
                                                        Fund, Inc. and of FPA New Income, Inc. for more
                                                        than the past five years.  Vice President from
                                                        June 1985 to March 2000 of FPA Paramount Fund,
                                                        Inc.; Chief Investment Officer from September
                                                        1995 to August 1999 of the Fund; and Senior Vice
                                                        President from August 1995 to March 2000 of
                                                        Source Capital, Inc.

-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                     Aggregate
                                  Compensation (1)
                                 from the FPA Fund
                                   Complex during      Total Number of
                                  the Fiscal Year      Boards on which
           Name/Age                ended 12/31/00      Director serves

-------------------------------------------------------------------------
Willard H. Altman, Jr., 65             $43,000                4









-------------------------------------------------------------------------

Eric S. Ende, 56*                       $-0-                  3














-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                               Aggregate
                                                                                                              Compensation
                                                                                                              (1) from the
                                                                                                              Fund during
           Name/Age               Position held with                                                        the Fiscal Year
                                         Fund              Principal Occupation(s) during Past 5 Years       ended 12/31/00

-----------------------------------------------------------------------------------------------------------------------------
John P. Endicott, 83             Director               Independent management consultant; Associate,            $5,000
                                                        Case and Company, Inc. (management consultants)
                                                        from April 1981 to January 1983; and President
                                                        and Director,  Sierracin Corporation
                                                        (manufacturer of high technology products) from
                                                        1969 to March 1979. Director of FPA Paramount
                                                        Fund, Inc. for more than the past five years.
-----------------------------------------------------------------------------------------------------------------------------

Leonard Mautner, 83              Director               President, Leonard Mautner Associates (management        $4,500
                                                        consultants); General Partner, Goodman & Mautner
                                                        Ltd.  (venture capital partnership); and
                                                        President, Goodman & Mautner, Inc. (investment
                                                        manager) from 1969 to 1979.  Director of FPA
                                                        Paramount Fund, Inc. for more than the past five
                                                        years.
-----------------------------------------------------------------------------------------------------------------------------

Lawrence J. Sheehan, 68*         Director               Of counsel to, and partner (1969 to 1994) of, the        $5,000
                                                        law firm of O'Melveny & Myers LLP, legal counsel
                                                        to the Fund.  Director of Source Capital, Inc.,
                                                        of FPA New Income, Inc. and of FPA Capital Fund,
                                                        Inc. for more than the past five years.  Director
                                                        of TCW Convertible Securities Fund, Inc., a
                                                        closed-end investment company.
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                     Aggregate
                                  Compensation (1)
                                 from the FPA Fund
                                   Complex during      Total Number of
           Name/Age               the Fiscal Year      Boards on which
                                   ended 12/31/00      Director serves

-------------------------------------------------------------------------
John P. Endicott, 83                   $16,000                2






-------------------------------------------------------------------------

Leonard Mautner, 83                    $15,500                2






-------------------------------------------------------------------------

Lawrence J. Sheehan, 68*               $43,000                4






-------------------------------------------------------------------------


------------------
(1) No pension or retirement benefits are provided to directors by the Fund or the FPA Fund Complex.

* Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with First Pacific Advisors, Inc. in the case of Mr. Ende and by virtue of his affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

                                    OFFICERS

---------------------------------------------------------------------------------------------------------

          Name/Age             Position held with Fund     Principal Occupation(s) during Past 5 Years

---------------------------------------------------------------------------------------------------------
Steven R. Geist, 47           Executive Vice President   Vice President of First Pacific Advisors, Inc.
                              & Portfolio Manager        for more than the past five years; Senior Vice
                                                         President and Fixed-Income Manager of Source
                                                         Capital, Inc. since November 1999; Executive
                                                         Vice President and Portfolio Manager of FPA
                                                         Paramount Fund, Inc. since March 2000.  Vice
                                                         President from August 1996 to August 1999 of
                                                         the Fund; and  Vice President from August 1996
                                                         to November 1999 of Source Capital, Inc.
---------------------------------------------------------------------------------------------------------

J. Richard Atwood, 40         Treasurer                  Director (since May 2000), Principal (since
                                                         May 2000), Chief Operating Officer (since May
                                                         2000),  Chief Financial Officer (since January
                                                         1997) and Treasurer (since January 1997) of
                                                         First Pacific Advisors, Inc.; Director (since
                                                         May 2000), President (since May 2000), Chief
                                                         Executive Officer (since May 2000), Chief
                                                         Financial Officer (since March 1998), and
                                                         Treasurer (since January 1997) of FPA Fund
                                                         Distributors, Inc.  Treasurer of FPA Capital
                                                         Fund, Inc., of FPA New Income, Inc., of FPA
                                                         Paramount Fund, Inc., and of Source Capital,
                                                         Inc. since January 1997.  Vice President and
                                                         Chief Financial Officer of Transamerica
                                                         Investment Services, Inc. from January 1995 to
                                                         January 1997; and Senior Vice President from
                                                         January 1997 to May 2000 of First Pacific
                                                         Advisors, Inc. and FPA Fund Distributors, Inc.

---------------------------------------------------------------------------------------------------------

Sherry Sasaki, 46             Secretary                  Assistant Vice President and Secretary for
                                                         more than the past five years of First Pacific
                                                         Advisors, Inc.; and Secretary  of FPA Capital
                                                         Fund, Inc., of FPA New Income, Inc., of FPA
                                                         Paramount Fund, Inc., of Source Capital, Inc.,
                                                         and of FPA Fund Distributors, Inc. for more
                                                         than the past five  years.

---------------------------------------------------------------------------------------------------------

Christopher H. Thomas, 44     Assistant Treasurer        Vice President and Controller of First Pacific
                                                         Advisors, Inc. for more than the past five
                                                         years; Vice President and Controller for more
                                                         than the past five years and Director (since
                                                         May 2000) of FPA Fund Distributors, Inc.; and
                                                         Assistant Treasurer of FPA Paramount Fund,
                                                         Inc., of FPA Capital Fund, Inc., of Source
                                                         Capital, Inc., and of FPA New Income, Inc. for
                                                         more than the past five years.

---------------------------------------------------------------------------------------------------------

All officers of the Fund are also officers of the Adviser. The directors and officers of the Fund as a group own approximately 2.43% of the outstanding shares of the Fund. During the last fiscal year, the directors then in office who were not affiliated with the Adviser received as a group $19,500 in directors' fees. Such directors were also reimbursed for certain out-of-pocket expenses by the Fund.


                            FIVE PERCENT SHAREHOLDERS


As of March 31, 2001, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, Attention:
Fund Administration 97103, 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held approximately 97,842 shares (5.08%). Such broker-dealer advises that the shares are held for the benefit of its customers.


                                   MANAGEMENT


Investment Adviser. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since its inception. Presently, the investment adviser manages assets of approximately $2.8 billion for six investment companies, including one closed-end investment company, and 18 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of seven persons engaged full time in portfolio management or investment research in addition to 22 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.


First Pacific Advisors, Inc. is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.


Investment Advisory and Service Agreement. The Fund has entered into an Investment Advisory Agreement dated October 23, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.


Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.


The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company
Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to April 30, 2002, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the Investment Company
Act).


For the fiscal years ended December 31, 1998, 1999 and 2000, the Adviser received gross advisory fees of $364,414, $304,286, and $310,817, respectively, plus $48,796, $40,571, and $41,442, respectively for costs incurred in providing financial services to the Fund.


Principal Underwriter. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated September 25, 2000 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference can be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser can also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.


Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 1998, 1999 and 2000, totaled $41,393, $28,633, and
$30,330, respectively. During the last fiscal year, $26,020 of commissions were paid on transactions having a total value of $10,898,013 to brokers selected because of research services provided to the Adviser.


                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect directors only when required by the Investment Company Act which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King,
Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.


SALES CHARGES. The maximum sales charge is 5.25% of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers could be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.


AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing " a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized securities dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.


The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and
(b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 25, 2002 has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated, without penalty, by either party on 60 days' written notice.


The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.


During the fiscal years ended December 31, 1998, 1999 and 2000, total underwriting commissions on the sale of Fund shares were $21,331, $17,301 and $27,592, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $1,719, $1,368 and $2,093, respectively.


                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

P(1 + T) to the power of n = ERV

      Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.


The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.


The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended December 31, 2000, was 4.38%, 15.45% and 13.22%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 10.16%, 16.71% and 13.84%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks inherent in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000


COMMON STOCKS                                           Shares          Value
-------------------------------------------------- ------------      -----------
PRODUCER DURABLE GOODS -- 29.3%
Crane Co. ........................................       45,500      $ 1,293,906
Denison International plc (ADR)* .................       75,000        1,115,625
Donaldson Company, Inc. ..........................       47,000        1,307,187
Graco Inc. .......................................       58,000        2,399,750
IDEX Corporation .................................       52,300        1,732,437
Kaydon Corporation ...............................       43,700        1,087,038
Manitowoc Company, Inc., The .....................       55,000        1,595,000
Zebra Technologies Corporation (Class A)* ........       30,100        1,227,986
                                                                     -----------
                                                                     $11,758,929
                                                                     -----------
BUSINESS SERVICES & SUPPLIES -- 11.0%
Bacou USA, Inc.* .................................       36,900      $   959,400
HON INDUSTRIES Inc. ..............................       59,000        1,504,500
Manpower Inc. ....................................       33,000        1,254,000
Office Depot, Inc.* ..............................      100,000          712,500
                                                                     -----------
                                                                     $ 4,430,400
                                                                     -----------
RETAILING -- 9.6%
Circuit City Stores, Inc. ........................       50,000      $   575,000
O'Reilly Automotive, Inc.* .......................      123,000        3,290,250
                                                                     -----------
                                                                     $ 3,865,250
                                                                     -----------
TECHNOLOGY -- 7.5%
Belden Inc. ......................................       49,000      $ 1,243,375
Channell Commercial Corporation* .................       48,200          313,300
KEMET Corporation* ...............................       50,200          759,275
Methode Electronics, Inc. (Class A) ..............       30,000          688,125
                                                                     -----------
                                                                     $ 3,004,075
                                                                     -----------
MATERIALS -- 6.8%
Martin Marietta Materials, Inc. ..................       21,900      $   926,370
OM Group, Inc. ...................................       33,000        1,802,625
                                                                     -----------
                                                                     $ 2,728,995
                                                                     -----------
HEALTH CARE -- 6.7%
DENTSPLY International Inc. ......................       20,000      $   782,500
Landauer, Inc. ...................................       55,000        1,003,750
Ocular Sciences, Inc.* ...........................       77,100          896,288
                                                                     -----------
                                                                     $ 2,682,538
                                                                     -----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000


                                                           Shares or
                                                           Principal
COMMON STOCKS--Continued                                     Amount        Value
-------------------------------------------------------    ----------   -----------
DISTRIBUTION -- 6.2%
Arrow Electronics, Inc.* ..............................        41,000   $ 1,173,625
Black Box Corporation* ................................        27,000     1,304,438
                                                                        -----------
                                                                        $ 2,478,063
                                                                        -----------
CONSUMER DURABLE GOODS -- 3.6%
Clayton Homes, Inc. ...................................       125,000   $ 1,437,500
                                                                        -----------

BANKING -- 3.1%
National Commerce Bancorporation ......................        50,000   $ 1,237,500
                                                                        -----------

CONSUMER NON-DURABLE GOODS -- 2.9%
Lancaster Colony Corporation ..........................        42,450   $ 1,191,253
                                                                        -----------

INSURANCE -- 2.7%
Brown & Brown, Inc. ...................................        31,000   $ 1,085,000
                                                                        -----------

EDUCATION -- 1.9%
Strayer Education, Inc. ...............................        30,000   $   766,875
                                                                        -----------

TOTAL COMMON STOCKS -- 91.3% (Cost $25,630,498) .......                 $36,666,378
                                                                        -----------

CONVERTIBLE DEBENTURE -- 1.1% (Cost $705,250)
Reptron Electronics, Inc.--6 3/4% 2004 ................    $  775,000   $   434,000
                                                                        -----------
TOTAL INVESTMENT SECURITIES -- 92.4% (Cost $26,335,748)                 $37,100,378
                                                                        -----------

SHORT-TERM INVESTMENTS -- 5.0% (Cost $2,027,086)
Short-Term Corporate Note:
 American General Corporation -- 6.53% 1/3/01 .........    $1,000,000   $   999,637
State Street Bank Repurchase Agreement -- 5 1/4% 1/2/01
 (Collateralized by U.S. Treasury Bond -- 7 1/4% 2016
  market value $1,053,482) ............................     1,027,000     1,027,449
                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS ..........................                 $ 2,027,086
                                                                        -----------
TOTAL INVESTMENTS -- 97.4% (Cost $26,362,834) .........                 $39,127,464
Other assets and liabilities, net -- 2.6% .............                   1,042,202
                                                                        -----------
TOTAL NET ASSETS -- 100% ..............................                 $40,169,666
                                                                        ===========


*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $26,335,748) ......................   $37,100,378
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) .......................     2,027,086   $39,127,464
                                                             -----------
  Cash ...................................................                         832
  Receivable for:
    Investment securities sold ...........................   $   913,918
    Capital stock sold ...................................       127,993
    Dividends and accrued interest .......................        41,311     1,083,222
                                                             -----------   -----------
                                                                           $40,211,518

LIABILITIES
  Payable for:
    Advisory fees and financial services .................   $    27,152
    Accrued expenses .....................................        12,900
    Capital stock repurchased ............................         1,800        41,852
                                                             -----------   -----------

NET ASSETS ...............................................                 $40,169,666
                                                                           ===========

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 1,951,161 shares ......                 $    19,512
  Additional Paid-in Capital .............................                  28,301,446
  Undistributed net realized gain on investments .........                   1,084,078
  Unrealized appreciation of investments .................                  10,764,630
                                                                           -----------
  Net assets at December 31, 2000 ........................                 $40,169,666
                                                                           ===========

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding) ..............                      $20.59
                                                                                ======
Maximum offering price per share
 (100/94.75 of per share net asset value) ................                      $21.73
                                                                                ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000


INVESTMENT INCOME
    Interest .......................................................                 $   146,604
    Dividends ......................................................                     372,144
                                                                                     -----------
                                                                                     $   518,748

EXPENSES -- Note 3:
    Advisory fees ..................................................   $   310,817
    Transfer agent fees and expenses ...............................        49,706
    Financial services .............................................        41,442
    Audit fees .....................................................        23,825
    Custodian fees .................................................        21,396
    Directors' fees and expenses ...................................        19,881
    Registration fees ..............................................        19,528
    Reports to shareholders ........................................        13,936
    Legal fees .....................................................         4,446
    Other expenses .................................................         7,367       512,344
                                                                       -----------   -----------
            Net investment income ..................................                 $     6,404
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less) ......   $14,152,559
    Cost of investment securities sold .............................    11,054,523
                                                                       -----------
      Net realized gain on investments .............................                 $ 3,098,036

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year ...................   $10,064,203
    Unrealized appreciation at end of year .........................    10,764,630
                                                                       -----------
      Increase in unrealized appreciation of investments ...........                     700,427
                                                                                     -----------

            Net realized and unrealized gain on investments ........                 $ 3,798,463
                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................................                 $ 3,804,867
                                                                                     ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                      For the Year Ended December 31,
                                        ------------------------------------------------------------
                                                     2000                            1999
                                        ----------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss) ......   $      6,404                    $    (61,746)
  Net realized gain on investments ..      3,098,036                       8,687,239
  Increase (decrease) in unrealized
    appreciation of investments .....        700,427                         (73,238)
                                        ------------                    ------------
Increase in net assets resulting
  from operations ...................                   $  3,804,867                    $  8,552,255

Distributions to shareholders from:
  Net investment income .............         (6,404)                             --
  Net realized capital gains ........   $ (3,476,383)     (3,482,787)     (8,105,786)     (8,105,786)
                                        ------------                    ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold ..   $  6,367,443                    $  3,485,241
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ..      3,074,319                       7,127,651
  Cost of Capital Stock repurchased .    (12,709,893)     (3,268,131)    (17,756,646)     (7,143,754)
                                        ------------    ------------    ------------    ------------
Total decrease in net assets ........                   $ (2,946,051)                   $ (6,697,285)

NET ASSETS
Beginning of year ...................                     43,115,717                      49,813,002
                                                        ------------                    ------------
End of year .........................                   $ 40,169,666                    $ 43,115,717
                                                        ============                    ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ........                        313,398                         159,188
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions .................                        156,350                         359,353
Shares of Capital Stock repurchased .                       (627,051)                       (881,967)
                                                        ------------                    ------------
Decrease in Capital Stock outstanding                       (157,303)                       (363,426)
                                                        ============                    ============


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


      The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


A.    Security Valuation


            Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.


B.    Federal Income Tax


            No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.


C.    Securities Transactions and Related
      Investment Income


            Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.


D.    Use of Estimates


            The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.


E.    Reclassification of Capital Accounts


            The Fund accounts for and reportsdistributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carry forwards and net realized loss on foreign currency transactions. For the year ended December 31, 1999, the net loss of $61,746 was reclassified to undistributed net realized gain on investments.


NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES


      The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $6,508,365 for the year ended December 31, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2000 for federal income tax purposes was $12,527,342 and $1,762,712, respectively.


NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS


      Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million.

                          NOTES TO FINANCIAL STATEMENTS


In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.


      For the year ended December 31, 2000, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.


NOTE 4 -- DISTRIBUTOR


      For the year ended December 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,093 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.


We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 15 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 15 of the Prospectus, for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ ERNST & YOUNG LLP
                                                      ERNST & YOUNG LLP


Los Angeles, California
February 5, 2001